Capital Group Global Growth Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 93.83% Information technology 23.79%	Shares	Value (000)
Microsoft Corp.	665,613	$337,260
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,393,062	321,616
Broadcom, Inc.	751,516	223,493
NVIDIA Corp.	1,185,500	206,491
ASML Holding NV	229,597	170,994
NEC Corp.	2,361,000	72,892
SAP SE	229,569	62,228
Cloudflare, Inc., Class A (a)	271,152	56,592
Synopsys, Inc. (a)	69,931	42,205
Shopify, Inc., Class A, subordinate voting shares (a)	293,986	41,534
AppLovin Corp., Class A (a)	75,124	35,954
Capgemini SE	241,455	34,307
EPAM Systems, Inc. (a)	166,831	29,422
		1,634,988
Industrials 17.40%
Safran SA	460,312	153,424
Comfort Systems USA, Inc.	154,555	108,711
Airbus SE, non-registered shares	429,019	89,872
Siemens AG	308,432	85,373
TransDigm Group, Inc.	46,717	65,352
Boeing Co. (The) (a)	276,596	64,912
Ryanair Holdings PLC (ADR)	997,817	63,331
BAE Systems PLC	2,422,564	57,547
Copart, Inc. (a)	1,086,514	53,033
ASSA ABLOY AB, Class B	1,487,022	52,492
Saab AB, Class B	913,867	51,678
General Electric Co.	183,548	50,512
Core & Main, Inc., Class A (a)	675,742	43,734
ITOCHU Corp.	710,500	40,598
Ingersoll-Rand, Inc.	455,786	36,203
Hitachi, Ltd.	1,265,400	34,865
GT Capital Holdings, Inc.	2,576,030	31,104
Howmet Aerospace, Inc.	158,909	27,666
DSV A/S	119,803	26,530
Compagnie de Saint-Gobain SA, non-registered shares	238,662	25,743
ATI, Inc. (a)	299,890	23,254
Alliance Global Group, Inc.	79,922,900	10,210
		1,196,144
Financials 14.33%
3i Group PLC	2,509,163	136,300
Citigroup, Inc.	1,161,882	112,203
Fiserv, Inc. (a)	764,577	105,649
Banco Bilbao Vizcaya Argentaria, SA	5,628,416	101,997
Visa, Inc., Class A	287,924	101,286
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Aon PLC, Class A	242,412	$88,965
Brookfield Corp., Class A	1,319,649	86,727
Prudential PLC	6,232,778	83,282
Societe Generale	1,144,611	70,596
Blackstone, Inc.	313,111	53,667
AXA SA	948,750	44,165
		984,837
Consumer discretionary 14.32%
Prosus NV, Class N	1,847,179	114,123
Booking Holdings, Inc.	15,049	84,260
MercadoLibre, Inc. (a)	33,856	83,723
MGM China Holdings, Ltd.	33,199,788	67,928
Trip.com Group, Ltd. (ADR)	899,492	66,338
Amazon.com, Inc. (a)	288,369	66,036
LVMH Moet Hennessy-Louis Vuitton SE	104,892	61,860
Chipotle Mexican Grill, Inc. (a)	1,393,142	58,707
Compagnie Financiere Richemont SA, Class A	307,703	53,742
Starbucks Corp.	602,491	53,134
InterContinental Hotels Group PLC	426,634	51,621
Renault SA	1,274,708	50,107
Sanrio Co., Ltd.	898,300	47,135
Ferrari NV	71,750	34,138
Alibaba Group Holding, Ltd. (ADR)	215,138	29,044
Hyundai Motor Co.	176,208	27,884
Tesla, Inc. (a)	59,545	19,880
Urban Outfitters, Inc. (a)	211,789	14,207
		983,867
Health care 8.64%
Vertex Pharmaceuticals, Inc. (a)	205,469	80,343
Argenx SE (ADR) (a)	87,565	62,364
Sanofi	553,089	54,670
UnitedHealth Group, Inc.	153,653	47,613
Regeneron Pharmaceuticals, Inc.	77,905	45,239
Thermo Fisher Scientific, Inc.	86,963	42,848
AstraZeneca PLC (ADR)	517,942	41,384
Eli Lilly and Co.	52,225	38,259
Pfizer, Inc.	1,500,864	37,161
Cigna Group (The)	121,957	36,693
EssilorLuxottica SA	102,088	31,076
Novo Nordisk AS, Class B	522,700	29,393
Alnylam Pharmaceuticals, Inc. (a)	65,363	29,185
Centene Corp. (a)	607,738	17,649
		593,877
Communication services 6.59%
Meta Platforms, Inc., Class A	193,572	142,992
Alphabet, Inc., Class A	333,358	70,975
Spotify Technology SA (a)	89,546	61,059
Publicis Groupe SA	554,374	51,133
Bharti Airtel, Ltd.	2,290,925	49,047
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Nintendo Co., Ltd.	441,300	$39,969
Netflix, Inc. (a)	31,226	37,729
		452,904
Consumer staples 4.44%
Nestle SA	699,750	65,930
Costco Wholesale Corp.	68,648	64,757
Dollar General Corp.	388,498	42,253
Monster Beverage Corp. (a)	653,120	40,761
Carrefour SA, non-registered shares	2,630,463	38,052
Philip Morris International, Inc.	226,820	37,909
Pernod Ricard SA	139,145	15,823
		305,485
Materials 2.40%
Linde PLC	195,878	93,686
Amcor PLC	4,262,822	36,788
First Quantum Minerals, Ltd. (a)	1,340,973	23,503
Lynas Rare Earths, Ltd. (a)	1,194,111	10,839
		164,816
Energy 1.92%
Canadian Natural Resources, Ltd. (CAD denominated)	1,971,300	62,425
Reliance Industries, Ltd.	2,260,529	34,775
Schlumberger NV	940,897	34,663
		131,863
Total common stocks (cost: $5,464,187,000)		6,448,781
Preferred securities 1.11% Information technology 1.11%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,869,535	76,113
Total preferred securities (cost: $76,057,000)		76,113
Short-term securities 5.07% Money market investments 5.07%
Capital Group Central Cash Fund 4.29% (b)(c)	3,481,671	348,202
Total short-term securities (cost: $348,153,000)		348,202
Total investment securities 100.01% (cost: $5,888,397,000)		6,873,096
Other assets less liabilities (0.01)%		(776)
Net assets 100.00%		$6,872,320
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 5.07%
Money market investments 5.07%
Capital Group Central Cash Fund 4.29% (b)	$714	$945,113	$597,658	$(14)	$47	$348,202	$1,402

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-305-1025
Capital Group Global Growth Equity ETF — Page 5 of 5